Exhibit 32


                                  CERTIFICATION
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report on Form 10-QSB of U.S. Gold Corporation, a Colorado corporation (the "Company") for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Company does hereby certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: August 12, 2005.

                                           U.S. GOLD CORPORATION


                                           /s/ William W. Reid
                                           -------------------------------------
                                           William W. Reid, President, Chief
                                           Executive Officer and Chairman of the
                                           Board of Directors


                                           /s/ William F. Pass
                                           -------------------------------------
                                           William F. Pass, Vice President and
                                           Chief Financial Officer